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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2003

SLM CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	File No. 001-13251 (Commission File Number)	52-2013874 (IRS Employer Identification Number)

11600 Sallie Mae Drive, Reston, Virginia    20193
(Address of principal executive offices)    (zip code)

Registrant's telephone number, including area code: (703) 810-3000
Not Applicable (former name or former address, if changed since last report)

Item 5. Other Events

        On December 15, 2003, SLM Corporation issued $300,000,000 of its 6% Senior Notes due December 15, 2043.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (a)
  Financial Statements of Businesses Acquired:

  Not applicable.

  (b)
  Pro Form Financial Information:

  Not applicable.

  (c)
  Exhibits:

  1.1
  Underwriting Agreement, dated December 4, 2003, among SLM Corporation and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as representatives of the underwriters named therein.

  4.1
  Officers' Certificate establishing the terms of SLM Corporation's 6% Senior Notes due December 15, 2043.

  4.2
  Global Note for $300,000,000 of SLM Corporation's 6% Senior Notes due December 15, 2043.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION
By:	/s/ JOHN F. REMONDI Name: John F. Remondi Title: Executive Vice President, Finance

Dated: December 19, 2003

SLM CORPORATION

Form 8-K

CURRENT REPORT

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated December 4, 2003, among SLM Corporation and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as representatives of the underwriters named therein.
4.1	Officers' Certificate establishing the terms of SLM Corporation's 6% Senior Notes due December 15, 2043.
4.2	Global Note for $300,000,000 of SLM Corporation's 6% Senior Notes due December 15, 2043.

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  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES